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                                                                    Exhibit 23.2


                            INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Interim Services Inc. on Form S-3 of our report dated February 5, 1998, included and incorporated by reference in the Annual Report on Form 10-K of Interim Services Inc. for the year ended December 26, 1997.

/s/ DELOITTE & TOUCHE LLP

Fort Lauderdale, Florida
May 21, 1998